SCOUT
CAPITAL
PRESERVATION
FUND


A no-load mutual fund
that seeks long-term capital
growth by investing in
companies whose earnings
or tangible assets are
expected to outpace
inflation.


Annual Report
June 30, 1998


TO THE SHAREHOLDERS

Scout Capital Preservation Fund closed the quarter ended June 30, 1998, at $9.74 per share. The Fund was approved by the Securities and Exchange Commission on February 23, 1998. Its objective is to outpace commodity or raw material inflation over the long-term by investing in common stocks of companies whose business is related to the production and distribution of raw materials. These investments may be in domestic or foreign securities.

The stock market was extremely volatile during the quarter and moved within a broad trading range after setting records in the first half of the period. There were increasing doubts about whether the big price gains earlier in the year were sustainable as the economic crisis in Asia continued to worsen and profits managed only single-digit growth for the third consecutive quarter.

Investors reacted by putting 33% less money into stock funds in May compared with April. The market overall fell hard from its earlier highs, with the oil and gas sector among the hardest hit. By mid-June, 80% of New York Stock Exchange listed stocks were down at least 10% from their 52-week highs and 56% were down at least 15%.

The market rebounded in late June, and record levels of new funds poured into the U.S. equity market from foreign investors in a "flight to quality" based on continued concern about the financial situation in Asia.

The volatility in stocks was matched by extremely depressed prices in commodity markets. The Fund is taking this weakness as an opportunity to build positions for the long term.

We have continued our investments in several key sectors including energy, metals and mining, precious metals, water, agriculture and timber. The Fund can work well in a balanced portfolio as a tool for further diversification and risk reduction.

Thank you for your investment in the Scout Capital Preservation Fund. We value you as a shareholder and welcome your questions and comments.

Sincerely,

/s/David R. Bagby
David R. Bagby
UMB Investment Advisors

CHART - FUND DIVERSIFICATION
Cash & Equivalents      40.5%
Basic Materials         26.1%
Capital Goods           15.3%
Energy                  14.8%
Transportation           2.1%
Consumer Staples         1.2%
As of June 30, 1998, statment of assets.

CHART - TOP 10 EQUITY HOLDINGS
                                        Market          Percent
                                        Value (000's)   of Total
Valmont Industries, Inc.              $ 18.0            3.20%
Layne Christensen Co.                   17.3            3.09%
Barrick Gold Corp.                      17.3            3.07%
Calgon Carbon Corp.                     15.9            2.83%
Deere & Co.                             15.9            2.83%
Homestake Mining Co.                    15.6            2.77%
Maverick Tube Corp.                     15.1            2.69%
Phelps Dodge Corp.                      14.3            2.55%
Exxon Corp.                             14.3            2.54%
Newmont Mining Corp.                    14.2            2.53%
Top 10 Equity Holdings Total:         $157.9           28.10%
NOTE: All market values based on June 30, 1998, statement of assets.

CHART - COMPARATIVE RATES OF RETURN
as of June 30, 1998
                                        Quarter         Inception
Scout Capital Preservation Fund         -4.88%          -2.60%
Goldman Sachs Commodity Index*          -10.60%           N.A.
Producer Price Index - Finished Goods*    0.31%           N.A.
Consumer Price Index*                     0.49%           N.A.

Inception - February 23, 1998.
Performance data contained in this report are for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost. Along with the potential for higher returns, international investments carry some additional risks from currency fluctuations, economic and political factors, as well as differences in accounting.
*Unmanaged index of stocks, bonds, commodities or mutual funds (there are no direct investments or fees in these indices).


Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.


FINANCIAL STATEMENTS
Statement of Net Assets
June 30, 1998
                                                                Market
     Shares     Company                                         Value

COMMON STOCKS - 59.46%
Basic Materials - 26.06%
        600     ASA Ltd.                                     $  11,437
        900     Barrick Gold Corp.                              17,269
	800 	Broken Hill Propietary LTD 			13,550
        100     Deltic Timber Corp.                              2,506
        400     Georgia Pacific Corp. Timber Group               9,225
      1,500     Homestake Mining Co                             15,563
        200     Nalco Chemical Co.                               7,025
        600     Newmont Mining Corp.                            14,175
        250     Phelps Dodge Corp.                              14,297
        900     Placer Dome, Inc.                               10,575
        300     Rio Tinto PLC                                   14,175
      1,100     WMC Ltd.                                        13,200
                                                               142,997
Capital Goods - 15.29%
      1,600     Calgon Carbon Corp.                             15,900
        300     Deere & Co.                                     15,863
        350     Instituform Technologies, Inc., Cl. A*           4,845
      1,500     Isco, Inc.                                      12,000
      1,400     Layne Christensen Co.*                          17,325
	900 	Valmont Industries, Inc. 			17,972
                                                                83,905
Consumer Staples - 1.19%
        450     Midwest Grain Products, Inc.*                    6,525

Energy - 14.85%
        200     Exxon Corp.                                     14,263
	600 	Helmerich & Payne, Inc. 			13,350
        600     Imperial Oil Ltd.                               10,462
      1,300     Maverick Tube Corp.*                            15,112
	200 	Royal Dutch Petroleum Co. 			10,963
        500     Union Pacific Resources Group, Inc.              8,781
        250     USX-Marathon Group                               8,578
                                                                81,509
Transportation - 2.07%
        400     Canadian Pacific LTD                            11,350
TOTAL COMMON STOCKS (Cost $353,770) - 59.46%                   326,286

    Face                                                       Market
    Amount      Description                                    Value
REPURCHASE AGREEMENT (Cost $235,000) - 42.83%
$   235,000     Northern Trust Co., 5.55%, due July 1, 1998
                  (Collateralized by U.S. Treasury Notes,
                  5.75%, due September 30, 1999)               235,000
TOTAL INVESTMENTS (Cost $588,770) - 102.29%                  $ 561,286

Other assets less liabilities - (2.29)%                        (12,571)

TOTAL NET ASSETS - 100.00%
	(equivalent to $9.74 per share;
        10,000,000 shares of $1.00 par value
	capital shares authorized;
        56,362 shares outstanding)                           $ 548,715


For federal income tax purposes, the identified cost of investments owned at June 30, 1998 was $588,770.
Net unrealized depreciation for federal income tax purposes was $27,484, which is comprised of unrealized appreciation of $4,543 and unrealized depreciation of $32,027.
*Non-income producing security

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 1998

ASSETS:
  Investment securities, at market value
    (identified cost $588,770)                                     $   561,286
  Cash                                                                   1,130
  Dividends receivable                                                     504
    Total assets                                                       562,920

LIABILITIES:
  Payable for investments purchased                                     14,205
    Total liabilities                                                   14,205
NET ASSETS                                                         $   548,715

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                      $   570,705
  Accumulated undistributed income:
    Net investment income                                                3,883
    Net realized gain on investment transactions                         1,611
  Net unrealized depreciation on investments                           (27,484)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                        $   548,715

Capital shares, $1.00 par value
        Authorized                                                  10,000,000
        Outstanding                                                     56,362

NET ASSET VALUE PER SHARE                                          $      9.74

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
Statement of Operations
For the Period January 13, 1998 (Capitalization) to June 30, 1998

INVESTMENT INCOME:
  Income:
    Dividends                                                      $     1,247
    Interest                                                             3,647
                                                                         4,894
  Expenses:
    Management fees                                                      1,011
    Net investment income                                                3,883

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized gain from investment transactions                         1,611
  Increase in net unrealized depreciation of investments               (27,484)
    Net realized and unrealized loss on investments                    (25,873)
    Net decrease in net assets resulting from operations           $   (21,990)

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
Statement of Changes in Net Assets
For the Period January 13, 1998 (Capitalization) to June 30, 1998

DECREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                            $     3,883
  Net realized gain from investment transactions                         1,611
  Increase in net unrealized depreciation of investments               (27,484)
    Net decrease in net assets resulting from operations               (21,990)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 56,610 shares sold                                     573,218
  Cost of 248 shares redeemed                                           (2,513)
    Net increase in net assets from capital share transactions         570,705
      Total increase in net assets                                     548,715

NET ASSETS:
  Beginning of period                                                     -
  End of period (including undistributed net investment
    income of $3,883)                                              $   548,715

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the period ended June 30, 1998 (excluding repurchase agreements and short-term securities), were as follows:

                                                Other than
                        U.S. Government         U.S. Government
                        Securities              Securities
Purchases               $ 223,100               $    -
Proceeds from sales        11,726                    -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.

5. SUBSEQUENT EVENT - Subsequent to the Fund's year-end, the Fund name will change to UMB Scout Capital Preservation Fund, Inc.


FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

                                                             February 23, 1998
                                                                    to
                                                             June 30, 1998*
Net asset value, beginning of period                             $ 10.00
  Income from investment operations:
    Net investment income                                           0.07
    Net realized and unrealized loss on securities                (0.33)
  Total from investment operations                                (0.26)
Net asset value, end of period                                   $  9.74
Total return                                                        (7%)

Ratios/Supplemental Data
Net assets, end of year (in thousands)                           $   549
Ratio of expenses to average net assets                            0.85%
Ratio of net investment income to average net assets               3.26%
Portfolio turnover rate                                               7%
Average commission rate**                                        $ .0694


*The Fund was capitalized on January 13, 1998 with $100,000, representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on February 23, 1998, at which time net asset value was $10.00 per share.
Ratios for this initial period of operation are annualized.

**For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of Scout Capital Preservation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Scout Capital Preservation Fund, Inc., including the statement of net assets, as of June 30, 1998, and the related statement of operations, statement of changes in net assets and the financial highlights for the period indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1998, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scout Capital Preservation Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period indicated thereon in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 24, 1998


This report has been prepared for the information of the Shareholders of Scout Capital Preservation Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.




BOARD OF DIRECTORS
AND OFFICERS

Board of Directors
 Larry D. Armel
 William E. Hoffman, D.D.S.
 Eric T. Jager
 Stephen F. Rose
 Stuart Wien

Officers
 Larry D. Armel, President
 P. Bradley Adams, Vice President & Treasurer
 Martin A. Cramer, Vice President & Secretary
 Constance E. Martin, Vice President

Investment Counsel
 UMB Bank, n.a., Kansas City, Missouri

Auditors
 Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
 Stradley, Ronon, Stevens & Young,
 Philadelphia, Pennsylvania

Custodian
 UMB Bank, n.a., Kansas City, Missouri

SCOUT FUNDS
P.O. Box 410498
Kansas City, MO 64141-0498
TOLL-FREE (800) 996-2862
www.umb.com

Underwriter & Distributor: Jones & Babson, Inc., Kansas City, Missouri


JB151B                          8/98